Taxes on Income (Details 2) ₪ in Millions, $ in Millions		12 Months Ended
		Dec. 31, 2017 ILS (₪)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 ILS (₪)		Dec. 31, 2015 ILS (₪)
Taxes on Income [Abstract]
Current taxes	[1]	₪ 147		₪ 32		₪ 77
Taxes in respect of prior years	[2]	38		20		100
Deferred taxes	[3]	(512)		101		(430)
Total taxes on income		₪ (327)	$ (94)	₪ 153	[4]	₪ (253)	[4]

[1]	Current income taxes include capital gain tax, withholding tax from interest and dividends paid by foreign subsidiaries to the Company, current tax expenses of subsidiaries of the Group companies operation, as well as current tax income recorded against current tax recognized in other comprehensive income, see Note 26e.
[2]	In 2015 includes deferred taxes in respect of prior years in amount of NIS 75 million.
[3]	As a result of the reduced tax rate, subsidiaries of the Company recognized tax income of NIS 421 million.
[4]	Reclassified, refer to note 2ff.